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                                                                 October 1, 2002
 FUND PROFILE
T. ROWE PRICE
Spectrum Funds

 Three broadly diversified growth, income, and international funds that invest in other T. Rowe Price funds.
This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO

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 What is each fund's objective?

   Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation.

   Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

   Spectrum International Fund seeks long-term capital appreciation.


 What is each fund's principal investment strategy?

   Each fund can diversify its assets widely among a set of T. Rowe Price mutual funds representing specific market segments. Each Spectrum Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments.

   Spectrum Income Fund may invest in domestic and international bond funds, a money market fund, and an income-oriented stock fund.

   Spectrum Growth Fund may invest in domestic and international equity funds and a money market fund.

   Spectrum International Fund may invest in developed and emerging market equity funds, international bond funds, and a money market fund.

   Within the ranges shown in the next table, managers decide how much of each fund's assets to allocate to underlying fund investments based on their outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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
 Table 1 Asset Allocation Ranges for Underlying Funds
  Spectrum                                            Investment   Spectrum              Investment   Spectrum                  Inve
  Income Fund                                         Range        Growth Fund           Range        International Fund        Rang
                                                                                                      Emerging Europe &
  Emerging Markets Bond                                 0-10%      Blue Chip Growth        5-20%      Mediterranean            0-15%
                                                                                                      Emerging Markets Bond    0-15
  Equity Income                                         10-25      Equity Income         7.5-22.5
                                                                                                      Emerging Markets Stock   0-20
  GNMA                                                  5-20       Growth & Income       7.5-22.5
  High Yield                                            10-25      Growth Stock            5-20       European Stock           0-30
  International Bond                                    5-20       International Stock     10-25      International Bond       0-20
  New Income                                            15-30      Mid-Cap Value           0-15       International Discovery  0-20
  Short-Term Bond                                       0-15       New Era                 0-15       International Stock      35-65
  Summit Cash Reserves                                  0-25       New Horizons            10-25      Japan                    0-30
                                                                     Summit Cash
  U.S. Treasury Long-Term                               0-15       Reserves                0-25       Latin America            0-15
                                                                                                      New Asia                 0-20
                                                                                                      Summit Cash Reserves     0-25
 -----------------------------------------------------------------------------------------------------------------------------------


   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   Each Spectrum Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the fund's overall price swings. However, the funds' share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. Spectrum Income should experience lower price volatility than the equity-focused funds, Spectrum Growth and Spectrum International. Each fund carries some particular risk considerations:

   Spectrum Income
   This fund's share price will typically move in the opposite direction of U.S. interest rates, so a rise in rates, or interest rate risk, represents the most important source of risk. Interest rate risk will increase to the extent the fund invests in underlying funds with longer maturity bonds. There is also exposure to credit risk: corporate bond holdings in the underlying funds may have their credit ratings downgraded or they may default. Such events could reduce the fund's share price and income level. Credit risk for the fund increases to the extent it invests in high-yield ("junk") bonds, primarily through the High Yield Fund. The fund is exposed to the risks of international investing to the extent it invests overseas, primarily through the International Bond Fund. For example, weakening foreign currencies versus the U.S. dollar would typically reduce returns from bonds denominated in other currencies. In addition, emerging market bonds are subject
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   to the special political and economic risks of these newly industrialized countries. To the extent that Spectrum Income invests in stocks through the Equity Income Fund, its share price would be hurt by stock market declines.

   Spectrum Growth
   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which they invest may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the growth potential of underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   In addition to the general stock market risks assumed by the funds held in this portfolio, certain underlying holdings carry additional risks. The fund's investments in small companies, primarily through the New Horizons Fund, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the International Stock Fund, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

   Spectrum International
   This fund is subject to the general stock and bond market risks noted previously. Because it can only invest up to 35% of assets in foreign bond funds, its performance will primarily be influenced by stock fund risks. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. These risks include fluctuations in foreign exchange rates that can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, weakening foreign currencies versus the U.S. dollar would typically lower returns for U.S. investors. Investing in foreign markets may also involve higher costs and lower liquidity. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the fund.

   To the extent the fund has investments in emerging market countries, primarily through the Emerging Markets Stock, Latin America, or New Asia Funds, it will be more subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the U.S. in
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   terms of wealth and stability, and their financial markets lack liquidity.
   Therefore, investments in these countries are much riskier than investments in mature markets.

   As with any mutual fund, there can be no guarantee the funds will achieve their objective.

  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

   If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.

   If you would like a one-stop approach to broad diversification and can accept the possibility of share price declines in an effort to achieve long-term capital appreciation and some current income, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

   If you would like a one-stop approach to broad international diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, Spectrum International Fund could be an appropriate part of your overall investment strategy.

   The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has each fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.
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   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

                             Calendar Year Total Returns

      Fund        "92"      "93"   "94"   "95"    "96"    "97"   "98"   "99"    "00"   "01"
 ----------------------------------------------------------------------------------------------
  Spectrum
  Income         7.84  12.36  -1.94  19.41   7.64   12.18   6.57   0.26   7.40    4.59
  Spectrum
  Growth          7.24  20.98   1.40  29.96  20.53  17.40  13.62  21.20  -0.11  -7.63
  Spectrum          --      --        --     --        --      2.42   12.28  39.49 -14.71 -19.71
  International
 -----------------------------------------------------------------------------------------------


Spectrum Income            Quarter ended    Total return
 Best quarter                   3/31/95         6.56%
 Worst quarter                  3/31/94        -2.63%

Spectrum Growth            Quarter ended    Total return
 Best quarter                  12/31/98        18.61%
 Worst quarter                  9/30/01       -15.43%

Spectrum International     Quarter ended    Total return
 Best quarter                  12/31/99        25.04%
 Worst quarter                  9/30/01       -15.53%

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
 Table 2  Average Annual Total Returns
                                  Periods ended 09/30/02
                                           Shorter of 10 years or
                         1 year   5 years     since inception       Inception date
 ------------------------
  Spectrum Income Fund

  Returns before taxes     4.13%   4.76%            6.97%               6/29/90

  Returns after taxes
  on distributions         2.05    2.16             4.15

  Returns after taxes
  on distributions and
  sale of fund shares      2.56    2.57             4.23

  Lehman Brothers U.S.
  Aggregate Index          8.60    7.83             7.37

  Lipper General Bond
  Funds Average            4.99    4.87             6.46


  Spectrum Growth Fund

  Returns before taxes   -15.05%  -1.55%            8.52%               6/29/90

  Returns after taxes
  on distributions       -15.83   -3.68             6.12

  Returns after taxes
  on distributions and
  sale of fund shares     -8.77   -1.22             6.54

  S&P 500 Stock Index    -20.49   -1.63             9.00

  Lipper Multi-Cap Core
  Funds Index            -16.55   -2.02             8.25


  Spectrum International Fund

  Returns before taxes   -14.30%  -5.18%           -2.83%              12/31/96

  Returns after taxes
  on distributions       -15.40   -6.91            -4.38

  Returns after taxes
  on distributions and
  sale of fund shares     -8.25   -4.02            -2.21

  Combined Index (90%
  MSCI EAFE/ 10% J.P.
  Morgan Non-U.S.
  Dollar Government
  Bond Index)            -12.80   -4.37            -2.31

  Lipper International   -14.42   -5.41            -2.34
  Funds Average
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


 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds. The following table provides a range of average weighted expense ratios for each
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   fund. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.

 Table 3  Range of Average Weighted Expense Ratios as of
December 31, 2001
 Spectrum Income  Spectrum Growth    Spectrum International

 0.65% to 0.86%   0.73 % to 0.91%    0.80 % to 1.34%
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



   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table uses midpoints of the ranges to show the expenses you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

     Fund                    1 year   3 years   5 years   10 years

     Spectrum Income          $ 77      $241      $420     $  936
                             ---------------------------------------
     Spectrum Growth            84       262       455      1,014
                             ---------------------------------------
     Spectrum International    109       340       590      1,306
    ---------------------------------------------------------------------



 Who manages each fund?

   Spectrum Income and Spectrum Growth Funds
   The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edmund M. Notzon III manages the funds day to day and has been chairman of their committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.

   Spectrum International Fund
   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   John R. Ford manages the fund day to day and has been chairman of its Investment Advisory Committee since 1996. He joined T. Rowe Price International in 1982 and has been a portfolio manager since 1984.
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 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   Spectrum Income Fund distributes income monthly and net capital gains, if any, at year-end. Spectrum Growth and Spectrum International Funds distribute income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO

                                                                     RPS C08-035
 T. Rowe Price Investment Services, Inc., Distributor.